EXHIBIT 99.2

Protus IP Solutions Inc.

Consolidated Financial Statements
(Unaudited)
September 30, 2010
(expressed in Canadian dollars)

Protus IP Solutions Inc.
Consolidated Balance Sheets
(Unaudited)

(expressed in Canadian dollars)

	September 30,	December 31,
	2010 $	2009 $
Assets

Current
Cash	9,257,864	7,212,716
Short-term investments (note 2)	25,290,082	18,117,942
Accounts receivable	1,917,434	2,158,561
Prepaid expenses	854,129	572,246
Other asset (note 10)	90,834	86,808

	37,410,343	28,148,273

Deferred charges	98,390	92,800
Capital assets (note 5)	4,961,497	5,778,832
Intangible assets (note 6)	9,256,249	11,422,569
Goodwill	5,418,120	5,418,120

	57,144,599	50,860,594

Liabilities and Shareholders’ Equity

Current
Accounts payable and accrued liabilities	7,258,308	6,319,726
Deferred revenue	4,478,347	4,586,534
Taxes payable	767,211	2,044,528
Current portion of future income tax liability (note 4)	180,749	27,321
Current portion of restructuring accrual (note 7)	223,042	223,042
	12,907,657	13,201,151

Future income tax liability (note 4)	2,639,736	2,925,516
Restructuring accrual (note 7)	3,204	197,737

	15,550,597	16,324,404
Commitments and contingencies (note 9)

Shareholders’ equity
Capital stock (note 8)	23,117,423	22,965,048
Contributed surplus	780,511	617,523
Retained earnings	17,696,068	10,953,619

	41,594,002	34,536,190

	57,144,599	50,860,594

The accompanying notes are an integral part of these unaudited financial statements.

Protus IP Solutions Inc.
Consolidated Statements of Operations and Retained Earnings
(Unaudited)
For the nine months ended September 30

(expressed in Canadian dollars)
	2010 $	2009 $

Sales	56,728,799	51,991,558

Cost of sales	10,168,700	9,869,031

Gross profit	46,560,099	42,122,527

Operating expenses	32,095,872	28,175,556

	14,464,227	13,946,971

Other expenses (income)
Amortization	4,367,111	2,871,656
Net interest income	(93,804)	(303,535)
Loss (gain) on foreign exchange	57,306	(519,517)
Other expenses	48,385	43,950

	4,378,998	2,092,554

Income before income taxes	10,085,229	11,854,417

Provision for (recovery of) income taxes
Current (note 4)	3,445,633	2,812,863
Future (note 4)	(132,352)	652,961

	3,313,281	3,465,824

Net income for the period	6,771,948	8,388,593

Retained earnings (deficit) – Beginning of period	10,953,619	(429,885)

Refundable dividend tax on hand	(29,499)	(56,861)

Retained earnings – End of period	17,696,068	7,901,847

The accompanying notes are an integral part of these unaudited financial statements.

Protus IP Solutions Inc.
Consolidated Statements of Cash Flows
(Unaudited)
For the nine months ended September 30

(expressed in Canadian dollars)

	2010 $	2009 $

Cash flows from (used for)

Operating activities
Net income for the period	6,771,948	8,388,593
Items not requiring an outlay of funds:
Amortization	4,367,111	2,871,656
Amortization of lease inducement	(5,590)	28,800
Stock-based compensation	228,733	184,831
Unrealized gain on derivative instruments (note 10)	(4,026)	(271,426)
Accretion expense on restructuring accrual (note 7)	20,443	34,886
Future income taxes (note 4)	(132,352)	652,961
Net change in non-cash working capital items (note 11)	(401,048)	1,378,629

	10,845,219	13,268,930

Investing activities
Purchase of capital assets	(1,383,456)	(1,598,788)
Purchase of short-term investments	(7,172,140)	(5,482,721)
Acquisition of Packetel	–	(8,043,000)

	(8,555,596)	(15,124,509)

Financing activities
Refundable dividend tax on hand	(29,499)	(56,861)
Repayment of long-term debt	(214,976)	(208,018)

	(244,475)	(264,879)

Net increase (decrease) in cash	2,045,148	(2,120,458)

Cash – Beginning of period	7,212,716	5,142,328

Cash – End of period	9,257,864	3,021,870

The accompanying notes are an integral part of these unaudited financial statements.

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

1	Significant accounting policies

The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”), with a reconciliation to United States (“US”) GAAP as outlined in note 12, and are presented in Canadian dollars. In management’s opinion all adjustments necessary for fair presentation are reflected in the financial statements. All adjustments necessary for the fair presentation are normal and recurring in nature. Protus IP Solutions Inc. (the “Company”) has followed the same accounting policies and method of application as in the most recent audited financial statements, which should be read in conjunction with these financial statements.

2	Short-term investments

Short-term investments consist of $25,290,082 in guaranteed investment certificates, treasury bills and bonds bearing interest at rates of 0.9% to 1.0%, with various terms to maturity, from November 24, 2010 to September 11, 2011.

3	Tax credits recoverable

The Company has incurred research and development (“R&D”) expenses that, in the opinion of management, qualify for recoverable tax credits under the Income Tax Act (Canada). These tax credits are recognized when the expenditures are made and their realization is reasonably assured. They are offset against operating expenses on the consolidated statements of operations and retained earnings.

The following credits have been claimed during the nine months ended September 30:

	2010 $	2009 $

Income tax credits – On current period expenses	(1,148,234)	(1,271,720)

The tax credit claims are subject to approval and audit by the Canada Revenue Agency and the Quebec Ministry of Revenue.

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

4	Income taxes

The Company has no scientific research and experimental development (“SR&ED”) deductions or income tax losses available for deduction against future years. The future tax assets and liabilities recognized in the financial statements are as follows:

	September 30, 2010 $	December 31, 2009 $

Current portion of future tax assets (liabilities)
Book and tax differences on assets	(31,911)	190,945
Other	138,053	229,719

Total future tax assets	106,142	420,664
Investment tax credits subject to tax	(286,891)	(447,985)

Net future tax liabilities	(180,749)	(27,321)

Non-current portion of future tax assets (liabilities)
Book and tax differences on assets	(2,662,565)	(2,955,875)
Ontario Harmonization tax credit	22,829	30,359

Net future tax liabilities	(2,639,736)	(2,925,516)

5	Capital assets

			September 30, 2010	December 31, 2009
	Cost $	Accumulated amortization $	Net book value $	Net book value $

Computer hardware	10,203,413	7,423,032	2,780,381	3,793,368
Computer software	1,378,545	1,285,063	93,482	162,515
Furniture, fixtures and equipment	2,436,592	1,041,193	1,395,399	1,146,124
Leasehold improvements	1,488,223	795,988	692,235	676,825

	15,506,773	10,545,276	4,961,497	5,778,832

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

6	Intangible assets

			September 30, 2010	December 31, 2009
	Cost $	Accumulated amortization $	Net book value $	Net book value $

Trademarks and patents	608,439	317,946	290,493	311,380
Acquired technology	5,650,000	2,636,667	3,013,333	3,860,833
Trade name	1,190,000	555,333	634,667	813,167
Non-compete agreements	180,000	140,000	40,000	85,000
Customer relationships	7,162,879	1,885,123	5,277,756	6,352,189

	14,791,318	5,535,069	9,256,249	11,422,569

7	Restructuring charges

In connection with the GOT Acquisition, the Company initiated a restructuring plan focused on centralizing the development and administrative activities.  The Company had finalized a plan as at December 31, 2008 that resulted in the planned closure of duplicate facilities under lease.  To date, the Company has not secured a subtenant for the unoccupied facility. The change in the restructuring accrual during the nine months ended September 30, 2010 was as follows:

$

Balance as at December 31, 2009	420,779
Less: cash payments made	(214,976)
Add: accretion expense recognized in the period	20,443

Balance as at September 30, 2010	226,246
Less: current portion	(223,042)

3,204

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

8	Capital stock

Authorized

The authorized common stock of the Company consists of an unlimited number of common shares.

The authorized preferred stock of the Company consists of an unlimited number of shares issuable in series.

Issued

	September 30, 2010 $	December 31, 2009 $

14,738,664 (December 31, 2009 – 14,516,664 common shares)	10,525,215	10,372,840
6,250,000 Class A, Series 1 preferred shares	6,642,522	6,642,522
2,666,750 Class A, Series 2, preferred shares	2,818,222	2,818,222
4,166,666 Class B preferred shares	3,131,464	3,131,464

	23,117,423	22,965,048

Stock options

The Company has a stock option plan to provide for the granting of options to directors, officers and employees under which the aggregate number of shares to be issued pursuant to such options granted shall not exceed 12% of the issued and outstanding shares of the Company to a maximum of 3,600,000 shares. These options vest equally over a four-year period with partial acceleration of vesting occurring upon a change in control of the Company, and expire 10 years from the date of grant.

A summary of stock option activity is as follows:

	Number of shares	Weighted average exercise price $

Options outstanding at December 31, 2009	2,750,000	1.07

Granted	249,000	6.00
Forfeited	(136,250)	3.04
Exercised	(222,000)	.39

Options outstanding at September 30, 2010	2,640,750	1.48

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

The outstanding options expire between October 7, 2011 and September 21, 2020 with a weighted average remaining life of 5.4 years. As at September 30, 2010, 1,953,188 options have vested with a weighted average exercise price of $0.65. The fair value of all options granted in the nine months ended September 30, 2010 and 2009 were estimated as of the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for the nine months ended September 30:

	2010 $	2009 $

Expected option life in years	4 years	4 years
Volatility	N/A	N/A
Risk free interest rate	2.0%	2.07%
Dividend yield	Nil	Nil

9	Commitments and contingencies

The Company is currently, and from time to time, involved in certain legal proceedings, as well as demands, claims and threatened litigation that arise in the normal course of its business.

On December 3, 2010, j2 Global Communications, Inc. (‘j2”) acquired the shares of the Company. As a result of the acquisition, all outstanding legal proceedings between the Company and j2 that were outstanding as at September 30, 2010 have subsequently been terminated.

10	Financial instruments

The Company’s financial instruments consist of cash, short-term investments, accounts receivable and accounts payable.

The Company’s major exposure to credit risk arises from its customer accounts receivable. Management believes that the allowance for doubtful accounts that has been recorded is adequate to cover any potential losses on collections of customer accounts receivable.

The Company faces exposure to foreign currency exchange fluctuations on $7,043,708 of US denominated cash, $1,896,618 of US denominated receivables, and $2,848,992 of US denominated payables.

As of September 30, 2010, the Company had outstanding foreign exchange options through to December 29, 2010 with notional amounts totalling US$4,500,000 converting into Canadian dollars at a rate of 1.087. The Company’s net mark-to-market value of foreign exchange options at September 30, 2010 was an asset of $90,834 recorded in other assets in the balance sheet and as an unrealized gain or loss on foreign exchange in the consolidated statement of operations and retained earnings.

The Company had an operating loan facility of $1,500,000 available by way of Canadian dollar account overdraft, US base rate loan or commercial letters of credit. At September 30, 2010, there are no operating loans drawing down on this facility. As a result of the acquisition described in note 9, the operating facility was

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

cancelled. In addition, the Company has a foreign exchange forward contract facility of $2,000,000 providing for contracts up to $20,000,000. At September 30, 2010, $4,634,100 of the availability was set aside for the Company’s financial instruments.

11	Net change in non-cash working capital items

The net change in non-cash working capital items is comprised of the following during the nine months ended September 30:

	2010 $	2009 $

Accounts receivable	327,757	(14,591)
Tax credits recoverable	–	916,795
Taxes	(1,277,317)	1,246,580
Prepaid expenses	(281,883)	(219,798)
Accounts payable and accrued liabilities	938,582	(598,158)
Deferred revenue	(108,187)	47,801

	(401,048)	1,378,629

12	Summary of differences between generally accepted accounting principles in Canada and in the United States

As a result of the acquisition of the Company by j2, which is listed on the NASDAQ, the Company’s financial statements for certain periods are required to be included in prescribed filings with the U.S. Securities and Exchange Commission. Therefore, the Company is required to reconcile its financial statements for significant measurement differences between Canadian GAAP and US GAAP as at September 30, 2010 and for the nine months ended September 30, 2010 and 2009. The following summarizes the significant quantitative differences between Canadian and US GAAP.

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

Reconciliation of shareholders’ equity to conform to US GAAP

The following summary sets out the significant differences between the Company’s reported shareholders’ equity under Canadian GAAP as compared to US GAAP.

September 30, 2010 $

Shareholders’ equity in accordance with Canadian GAAP	41,594,002
Preferred shares adjustment (a)	(3,724,497)
Retained earnings adjustment related preferred shares (a)	3,724,497

Shareholders’ equity in accordance with US GAAP	41,594,002

Consolidated statements of operations and comprehensive income

For the nine months ended September 30, 2010 and 2009, there are no significant differences between the net income under Canadian GAAP as compared to net income and comprehensive income under US GAAP.

Consolidated statements of cash flows

For the nine months ended September 30, 2010 and 2009, there are no significant differences between the consolidated statements of cash flows under Canadian GAAP as compared to US GAAP.

US GAAP adjustments

a)	Preferred shares

Under Canadian GAAP, proceeds from the issuance of compound financial investments, such as preferred shares that are redeemable at the option of the holder, are allocated between their liability and equity components, resulting in a discount on the liability portion of the preferred share that is amortized as interest expense over the expected redemption term. As a result of the modification described in note 9 of the December 31, 2009 audited financial statements, the preferred shares were reclassified into equity under Canadian GAAP and interest expense was only recorded up to June 11, 2008 and then ceased. Under US GAAP, these preferred shares are recorded in shareholder’s equity at the amount of proceeds received, net of issuance costs. As a result, the accreted interest expense related to the preferred shares reported under Canadian GAAP has been removed from the amounts recorded for the preferred shares and included in retained earnings.

b)	Other disclosures

Amortization

Protus IP Solutions Inc.
Notes to Consolidated Financial Statements
(Unaudited)

(expressed in Canadian dollars)

Under Canadian GAAP, amortization has not been included as an operating expense in the consolidated statements of operations. Under US GAAP, amortization would be considered an operating expense. Amortization that would be considered an operating expense amounted to $4,367,111 and $2,871,656 for the nine months ended September 30, 2010 and 2009, respectively, and operating income would be decreased by these amounts in the respective periods. This accounting difference has no impact on the net and comprehensive income for the reporting years.

Income taxes

Under US GAAP, a future tax liability related to the excess of goodwill for accounting purposes over its tax value at the time of a business combination is not recorded. As a result, goodwill and non-current future tax liabilities related to the Packetel acquisition would be reduced by $153,739. This accounting difference has no impact on the net and comprehensive income of the reporting periods.